SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)           January 13, 2006
                                                       -------------------------


                     INTERNATIONAL FLAVORS & FRAGRANCES INC.
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               (Exact Name of Registrant as Specified in Charter)


    New York                       1-4858                      13-1432060
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(State or Other Jurisdiction    (Commission               (I.R.S. Employer
  of Incorporation)              File Number)             Identification No.)


521 West 57th Street, New York, New York                           10019
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code    (212) 765-5500
                                                   ---------------------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     On January 13, 2006, International Flavors & Fragrances Inc. (the "Company") entered into an agreement with D. Wayne Howard, the Company's Executive Vice President, Global Operations, in connection with his separation from the Company effective February 28, 2006 and his resignation as an officer of the Company effective as of January 1, 2006. The summary of the terms of the agreement is qualified in its entirety by reference to the text of the agreement, a copy of which is filed as Exhibit 10.1 hereto. The agreement includes provisions that Mr. Howard will receive severance and other benefits, including the continued vesting of his long term incentive awards, which provisions are consistent with the terms and conditions of the Company's Restated and Amended Executive Separation Policy (as amended through and including December 15, 2004), filed as Exhibit 10.3 to the Company's Current Report on Form 8-K on December 20, 2004.


Item 9.01.   Financial Statements and Exhibits.

(c)      Exhibits

10.1 Separation Agreement dated as of January 13, 2006 between D. Wayne Howard, former Executive Vice President, Global Operations of the Company, and the Company.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTERNATIONAL FLAVORS & FRAGRANCES INC.


Dated:  January 18, 2006             By:  /s/ Dennis M. Meany
                                     -------------------------------------------
                                     Name:      Dennis M. Meany
                                     Title:     Senior Vice President, General
                                                Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

10.1            Separation Agreement dated as of January 13, 2006 between D.
                Wayne Howard, former Executive Vice President, Global Operations of the Company, and the Company.

                                                                Exhibit 10.1

                              SEPARATION AGREEMENT
                              --------------------

                  This SEPARATION AGREEMENT (the "Agreement") is entered into as of the date signed by the second party hereto between D. Wayne Howard (the "Employee"), and International Flavors & Fragrances Inc., a New York corporation (the "Company").

                               W I T N E S S E T H

                  WHEREAS, the Employee is employed by Company as Executive Vice President, Global Operations; and

                  WHEREAS, the Company and the Employee have agreed that the Employee's employment with the Company shall terminate on February 28, 2006 (the "Separation Date"); and

                  WHEREAS, the Employee and the Company now desire to enter into an agreement concerning the duties and responsibilities of the Employee from the date hereof until the Separation Date and in respect of the Employee's severance from the Company as hereinafter set forth,

                  NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement, the Employee and the Company agree as follows:

                  1. Continuation of employment; Duties. Until the Separation Date, the Employee shall remain a full-time employee of the Company. Effective January 1, 2006 the employee shall resign as a director and/or officer of the Company and all entities controlled directly or indirectly by the Company (together with the Company, the "Company Group") of which he has served as a director and /or officer and as a member of each Administrative Committee of each Company Group benefit plan of which he has served as a member. The Employee shall provide transitional assistance, as required from time to time, to those employees of the Company assuming the responsibilities previously held by the Employee. This shall include among other things, preparation of employee reviews. This assistance shall continue until the Separation Date.

                2. Termination of Employment Relationship; Resignation Officerships and Directorships. On the Separation Date the Employee's employment with all members of the Company Group shall terminate.

                3. Consideration to the Employee. The Company shall make the following payments and provide the following additional benefits and consideration to the Employee, subject to Section 6 hereof:

                (a) Salary and Benefits through the Separation Date. Through and including the Separation Date, the Employee shall continue to be paid his current base salary of $39,850.00 per month ($478,200 per year), and shall continue to be entitled to all of the benefits that he currently enjoys.

                (b) Incentive Compensation. The Employee shall be entitled to the same annual incentive compensation award in respect of 2006 under the Company's Annual Incentive Plan ("AIP"), promulgated under the Company's Stock Award and Incentive Plan ("SAIP"), that is paid to others with the same target award and pre-established performance objectives as the Employee. Payout of the 2006 AIP shall be prorated to reflect the time the employee served in 2006 through to the separation date (i.e. 2/12ths of the annual award)and shall be paid to the Employee in early 2007 at the same time as incentive compensation awards under the AIP are paid to employees of the Company generally.
The Employee is entitled to AIP in respect of 2005 that is paid to others with the same target award and pre-established performance objectives as the employee. Any earned 2005 incentive compensation award shall be paid to the Employee in early 2006 at the same time as paid to employees of the Company generally. The Employee shall also be entitled to receive the full amount of any award that is paid to others with the same target award as the Employee in respect of Cycle III (2003 - 2005) under the Company's Long-Term Incentive Plan ("LTIP") under the SAIP, 72% of any award that is paid to others with the same target award as the Employee in respect of Cycle IV (2004 - 2006), and 39% of any award that is paid to others with the same target award as the Employee in respect of Cycle V (2005 - 2007) under the LTIP. The Employee acknowledges that, in accordance with the preceding sentence, the amounts that he would be paid were the target award levels attained for Cycle III, Cycle IV and Cycle V of the LTIP would be $293,150, $216,883 and $120,878 respectively. Any earned Cycle III, Cycle IV and Cycle V awards under the LTIP shall be paid to the Employee in early 2006, 2007, and 2008 at the same times as awards under such cycles of the LTIP are paid to other participants in such LTIP cycles. The Employee shall not be entitled to any other incentive compensation, whether under the AIP, LTIP or any other plans or programs, in respect of any other year.

                (c) Severance Payments. The Severance Period shall be March 1, 2006 through and including February 29, 2008. The Employee shall receive monthly severance payments of $47,012.58, which is equal to the sum of (i) his current monthly base salary ($39,850.00) and (ii) $7,162.58, which is an amount equal to one-twelfth of his average 2003, 2004, and 2005 AIP. As a result, the Employee's Severance Payments over the 24-month period shall aggregate to $1,128,301.90. Severance Payments shall be made semi-monthly at the same times as compensation is paid to exempt United States employees of the Company. Payments will commence at the beginning of the 7th month after the Employee's separation date (September 1, 2006) and the first payment due will be equal to $282,075.48 (representing 6 months of severance payments at $47,012.58 per month). Thereafter, payments will be made semi-monthly.

                (d) Unused Vacation. Within thirty (30) days after the Separation Date, the Company shall pay the Employee for any earned unused days of vacation in respect of 2006. Should the Employee not observe any vacation days in 2006, there will be 4 earned unused days. The Employee shall not be entitled to vacation pay in respect of any other year.

                (e) Equity Compensation. The exercisability, lapsing and forfeiture of the Employee's stock options and restricted stock units shall be governed by the provisions of various Stock Option Agreements between the Employee and the Company. In respect of Performance Restricted Stock Units granted in 2004 and 2005, these units, to the extent earned, will vest in the normal course of events, that being May 2007 and March 2008 respectively.

                (f) Pension and Other Benefits. The Employee shall be vested in the benefits that he accrues as of the Separation Date under the Company's Pension Plan, including its Supplemental Pension Plan. He shall also be vested in the benefits that he accrues under the Company's Retirement Income Fund Plan (including the Company's Supplemental Retirement Income Plan) and the Company's Deferred Compensation Plan, subject to any forfeitures or other requirements of such plans. If the Employee is participating for 2005 in the Company's Global Employee Stock Purchase Plan ("GESPP"), all amounts contributed by him through the end of the Plan year shall be distributed to him in accordance with the terms of the GESPP. For the shorter of the Severance Period or until the Employee becomes eligible to participate in medical, dental and/or life insurance plans upon his commencement of new "Employment," as hereinafter defined (the "Supplemental Benefits Period"), the Employee and his eligible dependents shall either continue to participate in the Company's medical and dental plans and to be covered under the Company's group life insurance plan (including the Executive Death Benefit Plan), under the same terms and conditions, and at the same contribution levels, as are applicable to active employees of the Company or (b) if such continued participations is not possible under the terms and conditions of one or more of such plans, the Company shall arrange to have issued for the benefit of the Employee and his dependents individual policies of insurance providing benefits substantially similar (on an after-tax basis) to the plan(s) as to which the Employee's continue participation is not possible. In such event the Employee shall make contributions to the cost of such policy or policies of insurance as if she were continuing to participate in the applicable Company plans. For the purpose of this Agreement, "Employment" shall mean the Employee's substantially full-time participation for monetary compensation as an officer, employee, partner, principal or individual proprietor in any entity or business. At the expiration of the Supplemental Benefits Period the Employee shall be able to continue coverage under the Company's medical plan in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") for up to eighteen (18) months after the expiration of the Supplemental Benefits Period by paying the applicable monthly premiums.

                (g) Company Car. On the Separation Date, the Employee shall have the choice of either purchasing the automobile currently being provided to the Employee by the Company, or returning it to the Company. Whether purchase or return, such transaction shall be conducted in accordance with Company policy and instructions.

                (h) Financial Planning/Advice. Until the expiration of the Severance Period, the Company shall continue to provide the Employee with the financial planning and advice services of Tittman and Rusch under the same terms and conditions as he has been using such service during 2005. Should the Employee wish to continue such services or the services of any other financial advisor/consultant after the expiration of the Severance Period, all costs and expenses in respect of such services shall be the sole responsibility of the Employee.

                (i) Outplacement. The Company shall arrange for the Employee to have the outplacement services of a firm selected by the Company and reasonably acceptable to the Employee, and shall pay all fees associated therewith. The Company agrees to cause such outplacement services to be continued until the earlier of the expiration of the Severance Period or the date on which the Employee accepts Employment.

                (j) Funding of Benefits Under this Agreement. The Company's obligations under this section 3 shall be added to those covered by the RABBI Trust evidenced by the trust Agreement dated October 4, 2000 between IFF and First Union National Bank, as Trustee (or any successor RABBI Trust) and to the extent that any Company obligations are funded under the RABBI Trust, the Company's obligations under this Agreement should so be funded.


                4. Noncompetition; Nonsolicitation. During the Severance Period, the Employee agrees that he shall not solicit, induce, or attempt to influence any individual who is an employee of the Company Group to terminate his or her employment relationship with the Company Group, or to become employed by him or his affiliates or any person by which he is employed, or interfere in any other way with the employment, or other relationship, of the Company Group and any employee thereof. The Employee also agrees that he, acting alone or with others, directly or indirectly, shall not, during the Severance Period, either as employee, employer, consultant, advisor, or director, or as an owner, investor, partner, or shareholder unless the Employee's interest is insubstantial, engage in or become associated with a "Competitive Activity". For this purpose, the term "Competitive Activity" means any business or other endeavor that engages in a line of business in any geographic location that is substantially the same as either (1) any line of operating business which the Company or subsidiary engages in, conducts, or, to the knowledge of the Employee, has definitive plans to engage in or conduct, or (2) any operating business that has been engaged in or conducted by the Company or a subsidiary and as to which, to the knowledge of the Employee, the Company or subsidiary has covenanted in writing, in connection with the disposition of such business, not to compete therewith. The Compensation Committee of the Board of Directors shall, in the reasonable exercise of its discretion, determine which lines of business the Company and its subsidiaries conduct on any particular date and which third parties may reasonably be deemed to be in competition with the Company and its subsidiaries.

                5. Entire Consideration. The Employee understands and agrees that the payments and benefits provided for in this Agreement (a) are being provided to him pursuant to the Company's Executive Separation Policy ("ESP") and he agrees that the terms and conditions of the ESP, including those applicable to periods subsequent to his employment, whether or not specified in this Agreement, shall remain in full force and effect; (b) are the only payments and benefits to which he is entitled relating to his employment and/or in connection with the termination of his employment with the Company, and (b) are being provided to him in consideration for his signing of the Agreement and the "Release," as defined in Section 6, which consideration he agrees is adequate and satisfactory to him.

                6. Release. As a condition to the Employee's entitlement to the compensation, payments and benefits provided for in Sections 1 and 3 hereof, the Employee shall have executed and delivered to the Company a release in the form attached hereto as Schedule I (the "Release"), and such Release shall have become irrevocable. If the Employee exercises his right to revoke the Release in accordance with the terms thereof, then this Agreement shall become null and void ab initio.

                7. Non-Disparagement. Each of the Employee and the Company agrees that at no time will either the Employee or any officer, director, employee or other representative of the Company in any way denigrate, demean or otherwise say or do anything, whether in or oral discussions or in writing, that would cause any third party, including but not limited to suppliers, customers and competitors of the Company, to lower its perception about the integrity, public or private image, professional competence, or quality of products or service, of the other or, in the case of the Company, of any officer, director, employee or other representative of the Company. If the Company is asked by a prospective employer for a reference with respect to a new position for which the Employee is being considered, without the Employee's prior written consent the Company will do no more than confirm the Employee's dates of employment and salary history.

                8. Cooperation and Assistance. The Employee acknowledges that he may have historical information or knowledge that may be useful to the Company in connection with current or future legal, regulatory or administrative proceedings. The employee will cooperate with the Company, both during the Severance Period and thereafter, in the defense or prosecution of any such claims that relate to events or occurrences that transpired during the employee's employment with the Company. The Employee's cooperation in connection with such claims or actions shall include being reasonably available, subject to his other business and personal commitments, to meet counsel to prepare for discovery or trial and to testify truthfully as a witness when reasonably requested by the Company at reasonable times and with reasonable advance notice to the Employee. The Company shall reimburse the Employee for any out-of-pocket expenses including the reasonable fees of the Employee's personal attorney, which he incurs in connection with such cooperation.

                9. Return of Property. Except as otherwise provided in this
Section 9, the Employee expressly agrees that, on the Separation Date, he will return to the Company all property of the Company Group including, but not limited to, any and all files, computers, computer equipment and software and diskettes, documents, papers, records, accords, notes, agenda, memoranda, plans calendars and other books and records of any kind and nature whatsoever containing information concerning the Company Group or their customers or operations. The Employee affirms that he will not retain copies of any such property or other materials. Notwithstanding the foregoing, the Employee shall not be required to return his rolodexes, personal diaries and correspondence.

               10. Non-Disclosure. Under the employee's Security Agreement with the Company, a copy of which is attached to this agreement as Schedule II, and under applicable trade secret law, the Employee is obliged to keep in confidence all trade secrets and proprietary and confidential information of the Company Group, whether patentable or not which he learned or of which he became aware or informed during his employment by the Company (except to the extent disclosure is or may be required by a statute, by a court of law, by any governmental agency having supervisor authority over the business of the Company or by an administrative or legislative body (including a committee thereof) with apparent jurisdiction to order him to divulge, disclose or make accessible such information), and not to directly or indirectly publish, disclose, market or use, or authorize, advise, hire, counsel or otherwise procure any other person or entity, directly or indirectly, to publish, disclose, market or use, any such information. Both under such Security Agreement and under applicable law, such obligations continue not only while the Employee is employed by the Company, but after cessation of that employment. In amplification and not in limitation of the foregoing, the Employee acknowledges that during his employment with the Company, he has or may have acquired proprietary and confidential knowledge and information of the Company Group, including but not limited to, fragrance and flavor formulae, secret processes and products, qualities and grades of flavor and fragrance ingredients and raw materials, including but not limited to aroma chemicals, perfumery and flavor and fragrance compounding "know-how" and other technical data belonging to or relating to the Company Group, and the identity of customers and suppliers of the Company Group and the quantities of products ordered by or from and the prices paid by or to those customers and suppliers. In addition, the Employee has also acquired similar confidential knowledge and information belonging to customers of the Company Group and provided to the Company Group in confidence under written and oral secrecy agreements. The Employee agrees to abide by the terms and conditions of the Security Agreement and of this Section 10 both during the Severance Period and thereafter.

               11. Tax and Withholding. Any Federal, State and/or local income, personal property, franchise, excise or other taxes owed by the Employee as a result of the payments or benefits provided under the terms of this agreement shall be the sole responsibility and obligation of the Employee. The parties hereto agree and acknowledge that the Company shall withhold from any payments made or benefits provided to the Employee any and all amounts that are necessary to enable the Company to satisfy any withholding or other tax obligation that arises in connection with such payments or benefits, and the Company shall report any such amounts that it determines are compensation income on a Form W-2.

               12. No Oral Modification. This Agreement may not be changed orally and no modification, amendment or waiver of any provision contained in this Agreement, or any future representation, promise or condition in connection with the subject matter of this Agreement shall be binding upon any party hereto unless made in writing and signed by such party.

               13. Resolution of Disputes. Any disputes under or in connection with this Agreement shall, at the election of either party, be resolved by arbitration, to be held in New York, New York in accordance with the rules and procedures of the American Arbitration Association then in effect. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction. Each party shall bear its own costs, including but not limited to attorneys' fees, of the arbitration or of any litigation arising out of this Agreement.

Pending the resolution of any arbitration or litigation, the Company shall continue payment of all amounts due the Employee under this Agreement and all benefits to which the Employee is entitled at the time the dispute arises.

               14. Severability. In the event that any provision of this Agreement or the application thereof should be held to be void, voidable, unlawful or, for any reason, unenforceable, the remaining portion and application shall remain in full force and effect, and to that end the provisions of this Agreement are declared to be severable.

               15. Governing Law. This Agreement is made and entered into, and shall be subject to, governed by, and interpreted in accordance with the laws of the State of New York and shall be fully enforceable in the courts of that state, without regard to principles of conflict of laws.

               16. Successors and Assigns. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, administrators, representatives, executors, successors and assigns, including but not limited to (i) with respect to the Company, any entity with which the Company may merge or consolidate or to which the Company may sell all or substantially all of its assets, and (ii) with respect to the Employee, his executors, administrators, heirs and legal representatives.

               17. Notices. All notices required pursuant to this Agreement shall be in writing and shall be deemed given if mailed, postage prepaid, or if delivered by fax or by hand, to a party at the address set forth below:

                  If to the Employee:

                  Mr. D. Wayne Howard
                  136 Richards Rd.
                  Ridgewood, NJ 07450


                  If to the Company:

                  International Flavors & Fragrances Inc.
                  521 West 57th Street
                  New York, New York 10019

                  Attention:  Corporate Secretary

Any change in address by either party shall be effective when notified to the other party as aforesaid.

               18. Counterparts. This Agreement may be executed in counterparts, and each counterpart, when executed, shall have the effect of a signed original.

               19. Acknowledgement of Knowing and Voluntary Release; Revocation Right. The Employee certifies that he has read the terms of this Agreement. The execution hereof by the Employee shall indicate that this Agreement conforms to the Employee's understandings and is acceptable to him as a final agreement. It is further understood and agreed that the Employee has had the opportunity to consult with counsel of his choice, that he has in fact consulted with his own counsel with respect to this Agreement and that he has been given a reasonable and sufficient period of time of now less than 45 days in which to consider and return this Agreement.


             WHEREFORE, intending to be legally bound, the parties have agreed to the aforesaid terms and indicate their agreement by signing below.


                  D. WAYNE HOWARD


                     /s/ D. Wayne Howard                    Jan. 11, 2006
                ------------------------                    ----------------
                     D. Wayne Howard                        Date


                  INTERNATIONAL FLAVORS & FRAGRANCES INC.


                  By:      /s/ Steven J. Heaslip             Jan. 13, 2006
                           -----------------------           ----------------
                           Steven J. Heaslip                 Date
                           Senior Vice President
                           Global Human Resources

                              Appendix B - Release

                                     RELEASE
                                     -------

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned,

D. Wayne Howard (hereinafter referred to as "Employee"), for and in consideration of certain enhanced benefits described in the letter to the Employee dated January 11, 2006, heretofore to be paid or provided to the Employee by International Flavors & Fragrances Inc., a New York corporation with a place of business at 521 West 57th Street, New York, New York 10019 (hereinafter referred to as "IFF Inc."), DOES HEREBY AGREE TO RELEASE and DOES HEREBY RELEASE IFF Inc. and all of its parents, subsidiaries and affiliates and its and their respective directors, officers and employees (hereinafter referred to as "Releasees") from all "Claims", as hereinafter defined.

         As used in this Release, the term "Claims" means and includes all charges, complaints, claims, liabilities, obligations, promises, agreements, damages, actions, causes of action, rights, costs, losses and expenses (including attorneys' fees and costs actually incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, which Employee now has, or claims to have, or which Employee at any earlier time had, or claimed to have had, or which Employee at any future time may have, or claim to have, against each or any of the Releasees as to any matters occurring or arising on or before the date this Release is executed by Employee. The Claims Employee is releasing under this Release include, but are not limited to, rights arising out of alleged violations of any contracts, express or implied, written or oral, or any implied covenant of good faith and fair dealing, any public policy Claim, and any Claims for wrongful discharge, fraud, misrepresentation, infliction of emotional distress, tortious interference with contract or prospective economic advantage or any other tort, and any other Claims relating to or arising out of Employee's employment with IFF Inc. or the termination thereof, and any Claim for violation of any federal, state or other governmental statute, regulation or ordinance including, but not limited to, the following, each as amended to date:
(1) Title VII of the Civil Rights Act of 1964, 42 U.S.C. ss.ss. 2000e et seq. (race, color, religion, sex and national origin discrimination); (2) Section 1981 of the Civil Rights Act of 1866, 42 U.S.C. ss. 1981 (race discrimination);
(3) the Age Discrimination in Employment Act, as amended by the Older Worker Benefit Protection Act, 29 U.S.C. 621 et seq. (age discrimination); (4) the

Equal Pay Act of 1963, 29 U.S.C. ss. 206 (equal pay); (5) Executive Order 11246 (race, color, religion, sex and national origin discrimination); (6) Executive Order 11141 (age discrimination); (7) Section 503 of the Rehabilitation Act of 1973, 29 U.S.C. ss.ss. 701 et seq. (handicap discrimination); (8) the Americans With Disabilities Act, 42 U.S.C. ss.ss. 12101 et seq.;(9) the Employee Retirement Income Security Act of 1974, 29 U.S.C. ss.ss. 1001 et seq. (retirement matters); (10) the Sarbanes-Oxley Act of 2002, 15 U.S.C. ss.ss. 7201; and (11) any applicable New York, New Jersey or other statute or foreign statute, regulation, ordinance (including without limitation the NJ Law against Discrimination, NJSA 10:5-1 et seq.; NJ Conscientious Employee Protection Act, NJSA 34:19-1 et seq.; NJ Family Leave Act, NJSA 34:11B-1 et seq. ;NJ Equal Pay Act NJSA 34:11-56.1 et seq. ; NY Human Rights Law, NY Exec. Law 290 et seq.; NY Equal Rights Law, NY Civil Rights Law 40-c et seq.; NY Whistleblower Protection Law, NY Labor Law 740 et seq.; NY Family Leave Law, NY Labor Law 201-c et seq.; and the NY Equal Pay Law, NY Labor Law 194) or case law relating to employment terminations including wrongful termination.

         Employee hereby represents that he has been given a period of forty-five (45) days to review and consider this Release before signing it. Employee further understands that he may use none or as much of this 45 day period as she wishes prior to signing.

         Employee is advised that he has the right to and should consult with an attorney before signing this Release. Employee understands that whether or not to do so is the Employee's decision. Employee has exercised his right to consult with an attorney to the extent, if any, that he desired.

         Nothing herein shall waive or be construed as waiving any Claims of the Employee for workers' compensation or state unemployment benefits, or Claims which may arise after the execution hereof by the Employee, or Claims to be paid pursuant to Company benefit or welfare plans under which you may have vested or deferred vested benefits.



         Employee may revoke this Release within seven (7) days after he/she signs it. Revocation can be made by delivering a written notice of revocation to Dennis Meany, IFF Inc., 521 West 57th Street, New York, New York 10019. For such revocation to be effective, Dennis Meany must receive written notice not later than the close of business on the seventh day after the day on which Employee executes this Release. If Employee revokes this Release, it shall not be effective and shall be null and void.

         EMPLOYEE ACKNOWLEDGES THAT HE HAS READ THIS RELEASE, UNDERSTANDS IT AND IS VOLUNTARILY EXECUTING IT.

         (PLEASE READ THIS RELEASE CAREFULLY. IT COVERS ALL KNOWN AND UNKNOWN CLAIMS.)

         Executed at New York, New York, on Jan. 11, 2006.




                                             /s/ D. Wayne Howard
                                             -----------------------
                                                 D. Wayne Howard


Signature of Witness:  /s/ Cynthia  A. Lee
                      ---------------------------

Print Name of Witness: /s/ Cynthia A. Lee
                       --------------------------

Address of Witness:   New Jersey
                    -----------------------------